EXHIBIT 99.1
On October 6, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 263-room Embassy Suites Philadelphia Airport located in Philadelphia, Pennsylvania (“Embassy Suites Philadelphia Airport”) for total consideration of approximately $25.2 million in cash, net of selling expenses. Additionally, the Company paid approximately $24.6 million to the mortgage lender. The mortgage loan is secured by 12 hotels including Embassy Suites Philadelphia Airport.
The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2026, and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on June 30, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the six months ended June 30, 2026, assume the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of Embassy Suites Philadelphia Airport and its results of operations, which reflects a non-recurring gain associated with the disposition of the hotel property for the year ended December 31, 2025. The pro forma gain and the related tax effects resulting from the disposition of Embassy Suites Philadelphia Airport are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2026
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Philadelphia Airport (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$2,291,237	$42,721	$—		$2,248,516
Accumulated depreciation ($(7,631) attributable to VIEs)	(747,916)	(18,796)	—		(729,120)
Investments in hotel properties, net ($75,156 attributable to VIEs)	1,543,321	23,925	—		1,519,396
Contract asset	368,298	—	—		368,298
Cash and cash equivalents ($1,563 attributable to VIEs)	72,510	970	25,181	(C) (i)	72,886
			765	(C) (i)
			(24,600)	(C) (ii)
Restricted cash ($4,260 attributable to VIEs)	136,985	—	—		136,985
Accounts receivable ($220 attributable to VIEs), net of allowance of $213	38,883	565	—		38,318
Inventories ($24 attributable to VIEs)	2,672	43	—		2,629
Notes receivable, net	12,880	—	—		12,880
Investments in unconsolidated entities	7,110	—	—		7,110
Deferred costs, net ($79 attributable to VIEs)	837	—	—		837
Derivative assets	1,256	—	—		1,256
Operating lease right-of-use assets	37,283	—	—		37,283
Prepaid expenses and other assets ($107 attributable to VIEs)	17,124	341	—		16,783
Due from related parties, net	980	(146)	—		1,126
Due from third-party hotel managers	24,240	—	—		24,240
Assets held for sale	70,071	—	—		70,071
Total assets	$2,334,450	$25,698	$1,346		$2,310,098
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,586 attributable to VIEs)	$1,905,747	$16,519	$(7,810)	(C) (ii)	$1,881,418
Debt associated with hotels in receivership	273,971	—	—		273,971
Finance lease liability	17,258	—	—		17,258
Accounts payable and accrued expenses ($15,773 attributable to VIEs)	114,368	948	—		113,420
Accrued interest payable ($146 attributable to VIEs)	31,224	60	—		31,164
Accrued interest associated with hotels in receivership	94,327	—	—		94,327
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	52,552	—	—		52,552
Due to third-party hotel managers	1,157	—	—		1,157
Operating lease liabilities	37,676	—	—		37,676
Other liabilities ($28,942 attributable to VIEs)	36,624	—	—		36,624
Liabilities related to assets held for sale	74,813	—	—		74,813
Total liabilities	2,643,964	17,527	(7,810)		2,618,627
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	20,800	—	—		20,800
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 shares issued and outstanding at June 30, 2026	187,498	—	—		187,498
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at June 30, 2026	18,972	—	—		18,972
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at June 30, 2026	5,658	—	—		5,658
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at June 30, 2026	14,096	—	—		14,096
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at June 30, 2026	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at June 30, 2026	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at June 30, 2026	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at June 30, 2026	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at June 30, 2026	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 shares issued and outstanding at June 30, 2026	65	—	—		65
Additional paid-in capital	2,402,052	8,171	23,925	(C) (i)	2,402,052
			765	(C) (i)
			(16,519)	(C) (ii)
Accumulated deficit	(2,973,059)	—	1,256	(C) (i)	(2,972,074)
			(271)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(570,885)	8,171	9,156		(569,900)
Noncontrolling interest in consolidated entities	14,347	—	—		14,347
Total equity (deficit)	(556,538)	8,171	9,156		(555,553)
Total liabilities and equity/deficit	$2,334,450	$25,698	$1,346		$2,310,098
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of June 30, 2026, as reported in its Quarterly Report on Form 10-Q, filed on August 12, 2026.
(B)Represents the removal of the historical balance sheet of Embassy Suites Philadelphia Airport as of June 30, 2026.
(C)Represents adjustments for Ashford Trust’s disposition of Embassy Suites Philadelphia Airport as of June 30, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $25.2 million, net of selling expenses and cash of approximately $765,000 received for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by Embassy Suites Philadelphia Airport.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Philadelphia Airport (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$11,707	$—		$813,916
Food and beverage	207,588	1,183	—		206,405
Other hotel revenue	69,643	1,153	—		68,490
Total hotel revenue	1,102,854	14,043	—		1,088,811
Other	1,534	—	—		1,534
Total revenue	1,104,388	14,043	—		1,090,345
EXPENSES
Hotel operating expenses:
Rooms	198,106	3,745	—		194,361
Food and beverage	139,828	1,009	—		138,819
Other expenses	392,070	4,982	—		387,088
Management fees	38,264	420	—		37,844
Total hotel expenses	768,268	10,156	—		758,112
Property taxes, insurance and other	59,793	469	—		59,324
Depreciation and amortization	141,295	1,396	—		139,899
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	12,021	—		1,094,805
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	1,256	(C) (i)	81,055
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	2,022	1,256		115,649
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(1,851)	—		(254,378)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(137)	—		(8,716)
Gain (loss) on extinguishment of debt	335	—	(271)	(C) (ii)	64
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	34	985		(187,351)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	34	985		(187,208)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(14)	(C) (iv)	3,248
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	34	971		(178,902)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$34	$971		$(214,067)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(35.83)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(35.83)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2026
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Philadelphia Airport (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$409,643	$6,168	$—		$403,475
Food and beverage	98,577	664	—		97,913
Other hotel revenue	32,425	500	—		31,925
Total hotel revenue	540,645	7,332	—		533,313
Other	327	—	—		327
Total revenue	540,972	7,332	—		533,640
EXPENSES
Hotel operating expenses:
Rooms	92,222	1,824	—		90,398
Food and beverage	65,571	493	—		65,078
Other expenses	181,168	2,504	—		178,664
Management fees	18,624	219	—		18,405
Total hotel expenses	357,585	5,040	—		352,545
Property taxes, insurance and other	28,073	200	—		27,873
Depreciation and amortization	60,634	666	—		59,968
Impairment charges	112,649	—	—		112,649
Advisory services fee	34,222	—	—		34,222
Corporate, general and administrative	2,927	—	—		2,927
Total operating expenses	596,090	5,906	—		590,184
Gain (loss) on disposition of assets and hotel properties	250,076	—	—		250,076
Gain (loss) on derecognition of assets	14,618	—	—		14,618
OPERATING INCOME (LOSS)	209,576	1,426	—		208,150
Equity in earnings (loss) of unconsolidated entities	(155)	—	—		(155)
Interest income	1,969	—	—		1,969
Other income (expense)	3,223	—	—		3,223
Interest expense and amortization of discounts and loan costs	(129,224)	(949)	—		(128,275)
Interest expense associated with hotels in receivership	(15,427)	—	—		(15,427)
Write-off of premiums, loan costs and exit fees	(1,559)	—	—		(1,559)
Gain (loss) on extinguishment of debt	(1,975)	—	—		(1,975)
Realized and unrealized gain (loss) on derivatives	801	—	—		801
INCOME (LOSS) BEFORE INCOME TAXES	67,229	477	—		66,752
Income tax (expense) benefit	(3,305)	—	64	(C) (iii)	(3,241)
NET INCOME (LOSS)	63,924	477	64		63,511
(Income) loss attributable to noncontrolling interest in consolidated entities	996	—	—		996
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(699)	—	6	(C) (iv)	(693)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	64,221	477	70		63,814
Preferred dividends	(5,428)	—	—		(5,428)
Deemed dividends on redeemable preferred stock	(9,200)	—	—		(9,200)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$49,593	$477	$70		$49,186
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$7.70				$7.64
Weighted average common shares outstanding—basic	6,442				6,442
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$0.70				$0.70
Weighted average common shares outstanding—diluted	83,944				83,944
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026 and the historical consolidated statement of operations of Ashford Trust for the six months ended June 30, 2026, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed on August 12, 2026.
(B)Represents the removal of the historical consolidated statements of operations of Embassy Suites Philadelphia Airport for the year ended December 31, 2025 and the six months ended June 30, 2026.
(C)Represents adjustments for the Company’s sale of Embassy Suites Philadelphia Airport, which includes: (i) the estimated non-recurring gain on the disposition of Embassy Suites Philadelphia Airport for the year ended December 31, 2025; (ii) an adjustment for write-off of loan costs; (iii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the six months ended June 30, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of Embassy Suites Philadelphia Airport, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025 and 1.41% for the six months ended June 30, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of Embassy Suites Philadelphia Airport is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.